UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 4, 2026

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $.01 par value	OI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.    REGULATION FD DISCLOSURE.

Offering of Notes

On May 4, 2026, O-I Glass, Inc. (the “Company”) issued a press release (the “Launch Press Release”) announcing that Owens-Brockway Glass Container Inc. (“OBGC”), an indirect wholly owned subsidiary of the Company, intends to offer in a private offering (the “Offering”) $500 million aggregate principal amount of senior notes due 2033. Subsequently, on May 4, 2026, the Company issued a press release (the “Pricing Press Release”) announcing that it priced the Offering of $500 million aggregate principal amount of its 9.500% senior notes due 2033 (the “Notes”). The Notes will be issued at par and guaranteed on a joint and several basis by Owens-Illinois Group, Inc. (“OI Group”) and certain U.S. domestic subsidiaries of OI Group that are guarantors under OI Group’s credit agreement. The Offering is expected to close on May 18, 2026, subject to the satisfaction of customary closing conditions. Copies of the Launch Press Release and the Pricing Press Release are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and are incorporated herein by reference.

The Notes will be issued pursuant to an indenture that will contain covenants which, among other things, restrict the ability of OI Group and its subsidiaries to incur liens, engage in certain sale and leaseback transactions and consolidate, merge or sell all or substantially all of OI Group’s assets.

OBGC expects to use the net proceeds from the Offering, together with borrowings under the Company’s revolving credit facility and cash on hand, to redeem all of OBGC’s outstanding 6.625% Senior Notes due 2027 (the “2027 OBGC Notes”), of which approximately $612 million aggregate principal amount are outstanding as of the date of this report. OBGC issued a conditional notice of full redemption for the 2027 OBGC Notes following the pricing of the Offering. The Redemption is conditioned upon the completion of the Offering in an aggregate principal amount that is satisfactory to OBGC.

The Notes and the guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. Unless so registered, the Notes and the guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. Prospective purchasers that are qualified institutional buyers are hereby notified that the seller of the Notes may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

The information contained in this Item 7.01 is for informational purposes only and shall not constitute a notice of redemption for the 2027 OBGC Notes or an offer to sell or the solicitation of an offer to buy the 2027 OBGC Notes, the Notes or the guarantees, nor shall there be any sale of the Notes and the guarantees in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act and such information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements related to the Company within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” “target,” “commit,” and the negatives of these words and other similar expressions generally identify forward-looking statements.

It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company’s ability to achieve expected benefits from cost management, efficiency improvements, and profitability initiatives, such as its Fit to Win initiative, including expected impacts from production curtailments, reduction in force and furnace closures, (2) the general credit, financial, political, economic, legal and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, trade policies and disputes, financial market conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates, changes in laws or policies, legal proceedings involving the Company, war, civil disturbance or acts of terrorism, natural disasters, public health issues and weather, (3) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current conflicts in the Middle East and between Russia and Ukraine and disruptions in supply of raw materials caused by transportation delays), (4) competitive pressures from other glass container producers and alternative forms of packaging or consolidation among competitors and customers, (5) changes in consumer preferences or customer inventory management practices, (6) the continuing consolidation of the Company’s customer base, (7) risks related to the development, deployment and use of artificial intelligence technologies, (8) the Company’s inability to improve glass melting technology in a cost-effective manner and introduce productivity, process and network optimization actions, (9) unanticipated supply chain and operational disruptions, including higher capital spending, (10) seasonality of customer demand, (11) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (12) labor shortages, labor cost increases or strikes, (13) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (14) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (15) any increases in the underfunded status of the Company’s pension plans, (16) any failure or disruption of the Company’s information technology, or those of third parties on which the Company relies, or any cybersecurity or data privacy incidents affecting the Company or its third-party service providers, (17) risks related to the Company’s indebtedness or changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to generate cash to service indebtedness and refinance debt on favorable terms, (18) risks associated with operating in foreign countries, (19) foreign currency fluctuations relative to the U.S. dollar, (20) changes in tax laws or global trade policies, (21) the Company’s ability to comply with various environmental legal requirements, (22) risks related to recycling and recycled content laws and regulations, (23) risks related to climate-change and air emissions, including related laws or regulations and increased ESG scrutiny and changing expectations from stakeholders, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequently filed Quarterly Reports on Form 10-Q or the Company’s other filings with the Securities and Exchange Commission.

It is not possible to foresee or identify all such factors. Any forward-looking statements in this Current Report on Form 8-K are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results, or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit
No.	Description
99.1	Launch Press Release, dated May 4, 2026
99.2	Pricing Press Release, dated May 4, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O-I GLASS, INC.

Date: May 4, 2026	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer